SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 21, 2002


                                   JOULE INC.
               (Exact name of registrant as specified in charter)


            DELAWARE                         1-9477             22-2735672
(State or other jurisdiction of           (Commission         (IRS employer
         incorporation)                   file number)       identification no.)


1245 Route 1 South, Edison, New Jersey                         08837
(Address of principal executive offices)                     (Zip Code)

                                 (732) 548-5444
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

On June 21, 2002, the Board of Directors of Joule Inc. ("Joule"), upon the recommendation of its Audit Committee, engaged KPMG LLP ("KPMG") as its new independent public accountants. As previously reported, Joule dismissed Arthur Andersen LLP as its independent public accountants on May 23, 2002. KPMG will audit the financial statements of Joule for the fiscal year ending September 30, 2002.

During Joule's two most recent fiscal years ended September 30, 2001 and through June 24, 2002, Joule did not consult with KPMG with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2002

                                             JOULE INC.



                                             By:  s/ BERNARD G. CLARKIN
                                                  ---------------------
                                                  Bernard G. Clarkin,
                                                  Vice President and Chief
                                                  Financial Officer

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